                                                                      Exhibit 24

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 15, 2002                 /s/ Joseph F. Alibrandi
                                       ________________________________________
                                       Joseph F. Alibrandi
                                       Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L. Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 15, 2002                      /s/ Stephen F. Bollenbach
                                            ------------------------------------
                                            Stephen F. Bollenbach
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L. Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 15, 2002                      /s/ Daryl J. Carter
                                            ------------------------------------
                                            Daryl J. Carter
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                            /s/ Richard D. Farman
Dated:  March 15, 2002                      ___________________________________
                                            Richard D. Farman
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                            /s/ Christine Garvey
Dated:  March 19, 2002                      ___________________________________
                                            Christine Garvey
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                            /s/ William M. Kahane
Dated:  March 16, 2002                      ___________________________________
                                            William M. Kahane
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                            /s/ Leslie D. Michelson
Dated:  March 15, 2002                      ___________________________________
                                            Leslie D. Michelson
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                            /s/ Deanna W. Oppenheimer
Dated:  March 15, 2002                      ___________________________________
                                            Deanna W. Oppenheimer
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L. Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:  March 15, 2002                      /s/ Thomas M. Steinberg
                                            ------------------------------------
                                            Thomas M. Steinberg
                                            Director

                                POWER OF ATTORNEY

     The undersigned hereby authorizes Nelson C. Rising, William C. Hosler, Timothy J. Beaudin, Vanessa L.Washington, and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the 2001 Annual Report on Form 10-K (the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K and other documents in connection therewith, with the Securities and Exchange Commission.

                                          /s/ Cora M. Tellez
Dated:  March 15, 2002                    ___________________________________
                                          Cora M. Tellez
                                          Director